UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)	May 13, 2021

PATRICK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana	000-03922	35-1057796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

107 W. Franklin Street, P.O. Box 638	Elkhart,	Indiana	46515
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s Telephone Number, including area code	(574)	294-7511

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	PATK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).            Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Shareholders of the Company was held on May 13, 2021. The total shares outstanding on the record date, March 19, 2021, were 23,769,608. The total shares voted at the meeting in person or by proxy were 22,194,952 which represented 93.38% of the total outstanding eligible votes. Each of the director nominees were elected and each of the proposals voted upon at the annual meeting was adopted by the requisite shareholder vote. The results of the matters voted upon at the Annual Meeting of Shareholders are as follows:

Proposal 1 - Election of nine directors to the Board of Directors to serve until the 2022 Annual Meeting.

Directors	For	Withheld	Broker Non-Votes
Joseph M. Cerulli	18,964,446	2,067,348	1,163,158
Todd M. Cleveland	20,803,306	228,488	1,163,158
John A. Forbes	19,285,297	1,746,497	1,163,158
Michael A. Kitson	19,333,519	1,698,275	1,163,158
Pamela R. Klyn	19,771,325	1,260,469	1,163,158
Derrick B. Mayes	19,346,434	1,685,360	1,163,158
Andy L. Nemeth	20,998,599	33,195	1,163,158
Denis G. Suggs	19,333,943	1,697,851	1,163,158
M. Scott Welch	19,302,948	1,728,846	1,163,158
Proposal 2 - Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2021. There were no broker non-votes.

For	Against	Abstain
22,142,877	26,193	25,882

Proposal 3 - To approve, in an advisory and non-binding vote, the compensation of the Company’s named executive officers for fiscal year 2020.

For	Against	Abstain	Broker Non-Votes
14,677,108	6,268,427	86,259	1,163,158

Item 8.01     Other Events.
On May 13, 2021, the Board of Directors of Patrick Industries, Inc. declared a quarterly cash dividend of $0.28 per share of common stock, which will be payable on June 14, 2021, to shareholders of record at the close of business on June 1, 2021. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d)    Exhibits
Exhibit 99.1 - Press Release issued May 14, 2021

Exhibit 104 - Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRICK INDUSTRIES, INC.
(Registrant)

Date: May 14, 2021	By:	/s/ James E. Rose
James E. Rose
Principal Accounting Officer